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                                                                   EXHIBIT 10.20



                                 LOAN AGREEMENT

                                   (WEI NONG WAI) NONG YIN JIE ZI (2001) NO. 321


Borrower (full name):     Weifang Fuhua Amusement Park Co. Ltd.

Lender (full name):       Business Department of Weifang City Branch,
                          Agricultural Bank of China

        Pursuant to the laws and regulations of the People's Republic of China ("PRC"), and on the basis of agreement reached through comprehensive negotiations, Borrower and Lender enter into and consent to be bound by this Loan Agreement.

ARTICLE 1.     LENDER AGREES TO PROVIDE THE FOLLOWING LOAN TO BORROWER (THE
               "LOAN"):

        1.1.   Type of loan:  long-term loan

        1.2.   Purpose of Loan:  working capital

        1.3. Loan Amount (full-form characters): Eight hundred thousand US dollars exactly

        1.4.   Loan and Repayment Terms:

        1.5. The following table sets forth the loan and repayment terms. If there is not enough space in the following table, an additional sheet may be attached to the Loan Agreement and shall constitute an integral part of the Agreement.

--------------------------------------------------------------------------------
                 Loan                                  Repayment
--------------------------------------  ----------------------------------------
  Month     Date    Year     Amount        Month     Date   Year     Amount
--------------------------------------  ----------------------------------------
                               USD                                    USD
   Oct.      9       2001   800,000.00      Oct.       9     2004   800,000.00
--------------------------------------  ----------------------------------------
--------------------------------------  ----------------------------------------
--------------------------------------  ----------------------------------------
--------------------------------------  ----------------------------------------

               (1) If the Loan Amount, Borrowing Date, and Repayment Date herein are inconsistent with the Loan Amount, Borrowing Date, and Repayment Date specified in the borrowing voucher (the "Borrowing Voucher"), the Borrowing Voucher shall prevail. The Borrowing Voucher shall form part of this Loan Agreement and have the same legal force and effect.

               (2) Upon written request to Lender and subject to Lender's consent, Borrower may repay the Loan prior to the expiration of the Loan Term. The interest rate shall not change upon prepayment, and Lender shall be entitled to the interest calculated for the Loan Term as specified hereunder.

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        1.6.   Interest calculation and payment:

               (1) This Loan shall bear interest at a rate of 5.437% per annum (the "Loan Interest Rate") on three-month floating basis. Interest on the Loan Amount will accrue in the short-term at the Loan Interest Rate specified herein; and in the medium-term and long-term at a rate to be determined annually pursuant to rules set by the People's Bank of China. Interest on the Loan Amount for the first year will accrue at the Loan Interest Rate specified herein.

               (2) Interest on the Loan Amount shall accrue on the 20th day of each month and shall be paid monthly.

ARTICLE 2.     CONDITIONS PRECEDENT TO PERFORMANCE BY LENDER UNDER THIS LOAN
               AGREEMENT:

        2.1. Borrower shall open a general loan account with Lender (the "General Loan Account") and use this General Loan Account for all transactions and deposits related to the Loan under This Contract.

        2.2. Whenever Borrower draws funds, Borrower shall complete a Borrowing Voucher and shall provide any such documents and information that Lender may request.

        2.3. If the Loan Amount is secured by collateral or hypothecation, Borrower shall have registered and/or applied for and obtained insurance or performed other such legal formality as requested by Lender and shall maintain the effectiveness of said security and insurance.

ARTICLE 3.     RIGHTS AND OBLIGATIONS OF LENDER:

        3.1. Lender shall have the right to examine Borrower's production operations, financial affairs, inventory and the use of loan funds and to request that Borrower provide, in a timely manner, to Lender all documents, materials and information related to the finances of Borrower.

        3.2. When Lender collects, upon or prior to the due dates, the Principal, interest, penalty interest, overdue interest, compound interest and other fees from Borrower, Lender shall have the right to transfer funds from Borrower's account with Lender.

        3.3. Subject to Borrower complying with the terms and conditions of this Loan Agreement, Lender shall release to Borrower, pursuant to the schedule, the Loan Amount.

ARTICLE 4.     RIGHTS AND OBLIGATIONS OF BORROWER:

        4.1. Borrower has the right to acquire and use the funds borrowed under this Loan Agreement in accordance with the Loan Agreement.

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        4.2. Borrower shall repay the Principal according to schedule. If, as a result of certain special circumstances, Borrower cannot repay the Principal on the due dates, then Borrower must submit a written application to Lender fifteen days prior to such due dates for extension thereof. Upon Lender's consent, Lender and Borrower shall enter an extension agreement.

        4.3.   Borrower shall pay accrued interest to Lender on each Accrual
Date.

        4.4. Borrower shall use the funds borrowed under this Loan Agreement only for the purposes specified herein and for no other purpose.

        4.5. Borrower shall, on a monthly basis, provide true and complete financial statements and other related information to Lender and shall actively cooperate with Lender in Lender's examination of Borrower's production operations, financial affairs and use of funds borrowed under this Loan Agreement.

        4.6. Unless Borrower provides 30 days advance notice in writing to Lender and obtains Lender's consent, and unless Borrower also performs its pay off obligations or its prepayment obligations, Borrower shall not, before paying off the Principal and interest, engage in sub-contracting, leasing, equity restructuring, pooling, consolidating, merging, splitting, joint investment, capital transferring, filing for restructuring, filing for dissolution, filing for bankruptcy, and any other actions which may affect the debtor-creditor relationship under this Loan Agreement or affect the realization of Lender's rights.

        4.7. Borrower shall notify Lender of such events (in addition to the above-described events) as the disruption of production, going out of business, invalidation of the registration, revocation of the business license, legal representative(s) or officer(s) of the company engaging in illegal activities or being involved in significant litigation, serious production or operation problems, and deteriorating financial position, which may threaten Borrower's normal business or materially affect its ability to perform its obligations under this Loan Agreement. At the same time, Borrower shall take steps to make the repayments.

        4.8. During the term of this Loan Agreement, Borrower shall give an advance notice and obtain Lender's consent when Borrower makes assurances to, or provides its main assets as collateral or hypothecation for, a third party and when by so doing Borrower may affect its repayment ability.

        4.9. Borrower and its investors shall not take out the capital, transfer the assets or transfer the equity of Borrower in an attempt to avoid debt obligations to Lender.

        4.10. If, during the Loan Term, Borrower changes its name, legal representative, legal address, business scope, etc., Borrower shall give an advance written notice to Lender.

        4.11. Borrower shall provide other guaranties to Lender under the following circumstances: the guarantor under this Loan Agreement loses partial or total ability to

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provide guarantees relating to this loan because of production disruption, going out of business, cancellation of the registration, revocation of the business license, going into bankruptcy, or business losses; or the value of the collateral or hypothecated assets or rights under this Loan Agreement has decreased.

        4.12. Borrower shall bear the expenses of attorney services, insurance, transportation, evaluation, registration, safekeeping, appraisal, and notarization, relevant to this Loan Agreement or relevant to the guaranty under this Loan Agreement.

ARTICLE 5.     EVENTS OF DEFAULT.

        5.1. Provided Borrower complies with the terms and conditions of the Loan Agreement, Lender shall pay to Borrower a penalty if Lender fails to make a full payment of the Loan Amount on time, thereby causing Borrower to suffer losses. The penalty shall be calculated on the basis of the default amount and the number of overdue days. The calculation method of the default amount shall be the same as for overdue loan interest.

        5.2. In the event that Borrower violates any terms of the Loan Agreement, Lender has the right to stop providing funds under the Loan Agreement and to demand repayment of the principal and interest of the funds already provided and to take other steps to preserve the assets.

        5.3. Lender shall have the right to charge interest on any overdue repayment at the rate of 0.021% per day times the number of overdue days when Borrower does not repay the principal of the funds borrowed according to the specified schedule in this Loan Agreement.

        5.4. If Borrower does not use the funds according to the purpose specified in this Loan Agreement, Lender shall have the right to collect penalty interest on the abused amount of the loan at the rate of 0.05% per day times the number of abuse days.

        5.5. Compound interest is to be calculated and collected on any unpaid interest according to the rules set by the People's Bank of China.

        5.6. If the guarantor for the borrowed funds under this Loan Agreement violates its duties under the Guaranty Agreement and fails to correct the problem even after being notified by Lender, Lender shall have the right to stop providing funds under this Loan Agreement and demand repayment of the principal and interest of the funds borrowed under this Loan Agreement and to take other measures to preserve the assets.

        5.7. If Borrower defaults under this Loan Agreement, Borrower agrees to pay all legal, travel and other expenses that Lender incurs in the course of pursuing litigation to enforce its financial claims.

ARTICLE 6.     GUARANTY

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        The loan specified hereunder shall be guaranteed through a surety bond.
A separate Guaranty Agreement shall be made and signed.

ARTICLE 7.     DISPUTE SETTLEMENT.

        Disputes arising out of this Loan Agreement shall be settled through negotiation. Any litigation between the parties hereto arising out of this Loan Agreement shall be within the jurisdiction of the courts where Lender resides.

ARTICLE 8.     OTHER ITEMS:

ARTICLE 9.     EXECUTION.

        This Loan Agreement shall become effective upon its execution by the parties hereto or upon each party fixing its seal onto this Loan Agreement.

ARTICLE 10.

        There are two official copies of this Loan Agreement, one copy for each of the two parties to the contract and one Copy to Guarantor. The two copies shall be of the same force and effect.

ARTICLE 11.    STATEMENT.

        Lender has asked Borrower to fully and correctly understand the terms and conditions of this Loan Agreement and has answered all of Borrower's questions regarding this Loan Agreement. The signatories to this agreement have the same understanding of this Loan Agreement.

Borrower (seal):          (Seal:) Weifang Fuhua Amusement Park Co., Ltd.

Legal representative or authorized representative: (Seal): Yongxin Zhang

Lender (seal):            Business Department of Weifang City Branch,
                          Agricultural Bank of China

Legal representative or authorized representative: Shuye Zhang


Date of execution:        October 9, 2001
Place of execution:       Weifang